                     THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                                   PROSPECTUS

This Prospectus describes a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by a segment of The Travelers Variable Life Insurance Separate Account Two ("Separate Account Two"). Separate Account Two is a unit investment trust and is used as a funding mechanism for the variable life policy described in this prospectus. Other segments of the Separate Account may be used in connection with insurance products that the company offers. The Separate Account in accordance with your allocation instructions, invests in certain underlying mutual funds that are referred to in this Prospectus as "Investment Options."

These underlying Investment Options are available for purchase only through variable insurance contracts. Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $10,000.

The Policy provides for the payment of a Death Benefit upon the death of the Insured, and for a Cash Value that can be obtained through policy loans (subject to certain restrictions) or full or partial surrenders of the Policy. The Death Benefit and Cash Value of a Policy will vary based on the performance of the underlying Investment Options. There is no guaranteed minimum Cash Value for a Policy. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. Regardless of the performance of the Investment Options, so long as the Policy is in force, the Death Benefit can never be less than the current Stated Amount (with proceeds payable reduced by outstanding policy loans and unpaid interest). The Policy will remain in force for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy.
                                                        (continued on next page)

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE UNDERLYING INVESTMENT OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. PROSPECTIVE POLICY OWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

VARIABLE LIFE INSURANCE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

From the Issue Date through the end of the Right to Cancel Period, the Initial Premium will be allocated to the Cash Income Trust, a money market portfolio. Thereafter, the Cash Value may be allocated to one or more of the following Investment Options: Alliance Growth Portfolio, Putnam Diversified Income Portfolio, MFS Total Return Portfolio of the Travelers Series Fund Inc.; and the Federated Stock, Federated High Yield, Large Cap, Equity Income, Lazard International Stock, Travelers Quality Bond, MFS Emerging Growth, Travelers Mid Cap Disciplined Equity, and three Zero Coupon Bond Fund Portfolios (Series 1998, 2000, and 2005) of The Travelers Series Trust; Cash Income Trust; and Capital Appreciation Fund. The Policy Owner bears the investment risk for all amounts allocated to the underlying Investment Options and amounts allocated to such Investment Options will accumulate on a variable basis.


The Policy has a Right to Cancel Period during which the applicant may return the Policy to the Company for a refund, as described under "Right To Cancel Period. "

It may not be advantageous to purchase this Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own a variable life insurance policy. Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract ("MEC") for federal income tax purposes. As a modified endowment contract, any loan, partial withdrawal, or surrender may result in adverse tax consequences, including possible penalties. As with any life insurance contract, however, (1) a Policy Owner generally should not be considered in constructive receipt of the Policy's Cash Value, including incremental increases therein, unless and until he or she is in actual receipt of distributions from the Policy, and (2) Death Benefit payments should generally be excluded from the gross income of the Policy beneficiary. A prospective Policy Owner who wants to purchase a Policy that is not a modified endowment contract should consult his or her personal tax adviser.

                               TABLE OF CONTENTS



GLOSSARY OF SPECIAL TERMS..............................................................      5
PROSPECTUS SUMMARY.....................................................................      6
THE INSURANCE COMPANY..................................................................     11
THE SEPARATE ACCOUNT...................................................................     12
  Separate Account Two.................................................................     12
THE INVESTMENT OPTIONS.................................................................     12
  Substitutions and Additions..........................................................     14
  Mixed and Shared Funding.............................................................     14
THE POLICY.............................................................................     14
  The Policy Application...............................................................     14
  Eligible Purchasers..................................................................     14
  Payments Made Under the Policy.......................................................     15
  Allocation of Premium Payments.......................................................     16
  Right to Cancel Period...............................................................     16
CHARGES AND DEDUCTIONS.................................................................     16
  Monthly Deduction Amount.............................................................     16
     Cost of Insurance Charge..........................................................     17
     State Premium Tax Charges and Deferred Acquisition Cost (DAC) Tax Charges.........     17
  Charges Against the Investment Options of Separate Account Two.......................     18
     Mortality and Expense Risk Charge.................................................     18
     Administrative Expense Charges....................................................     18
     Income Taxes......................................................................     18
INVESTMENT OPTION EXPENSES.............................................................     19
SURRENDER CHARGES......................................................................     19
TRANSFER CHARGE........................................................................     20
REDUCTION OR ELIMINATION OF CHARGES....................................................     20
VALUATION OF THE SEPARATE ACCOUNT......................................................     20
  How the Cash Value Varies............................................................     20
  How the Investment Experience is Determined..........................................     20
  Accumulation Unit Value..............................................................     20
  Net Investment Factor................................................................     21
  Valuation Periods and Valuation Dates................................................     21
TRANSFERS OF CASH VALUE................................................................     21
  Telephone Transfers..................................................................     21
  Automated Transfers (Dollar Cost Averaging)..........................................     22
DEATH BENEFIT..........................................................................     22
  Changes in Death Benefit Option......................................................     23
  Changes in Stated Amount.............................................................     23
  Maturity and Maturity Extension Benefits.............................................     24
  Policy Lapse and Reinstatement.......................................................     24
  Lapse Protection Guarantee Rider.....................................................     25
  Exchange Rights......................................................................     25

POLICY SURRENDERS AND CASH SURRENDER VALUE.............................................     25
  Right to Surrender...................................................................     25
  Full Surrenders......................................................................     25
  Partial Surrenders...................................................................     26
POLICY LOANS...........................................................................     26
  Risks Associated with Loans Taken Against a Variable Life Insurance Policy...........     27
PAYMENT OPTIONS........................................................................     27
OTHER MATTERS..........................................................................     27
  Voting Rights........................................................................     27
  Reports to Policy Owners.............................................................     28
  Limit on Right to Contest and Suicide Exclusion......................................     28
  Misstatement as to Sex and Age.......................................................     29
  Suspension of Valuation..............................................................     29
  Beneficiary..........................................................................     29
  Assignment...........................................................................     29
  Dividends............................................................................     29
FEDERAL TAX CONSIDERATIONS.............................................................     30
  General..............................................................................     30
TAX STATUS OF THE POLICY...............................................................     30
  Definition of Life Insurance.........................................................     30
  Diversification......................................................................     30
  Investor Control.....................................................................     31
TAX TREATMENT OF POLICY BENEFITS.......................................................     31
  In General...........................................................................     31
  Modified Endowment Contracts.........................................................     32
  Exchanges............................................................................     32
  Aggregation of Modified Endowment Contracts..........................................     32
  Policies Which Are Not Modified Endowment Contracts..................................     32
  Treatment of Loan Interest...........................................................     33
THE COMPANY'S INCOME TAXES.............................................................     33
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS...........................................     33
DISTRIBUTION OF THE POLICY.............................................................     33
MANAGEMENT.............................................................................     34
SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY..............................     35
LEGAL PROCEEDINGS AND OPINION..........................................................     35
REGISTRATION STATEMENT.................................................................     35
INDEPENDENT ACCOUNTANTS................................................................     35
FINANCIAL STATEMENTS...................................................................     35
ILLUSTRATIONS..........................................................................     36
APPENDIX A: PERFORMANCE INFORMATION....................................................     41
APPENDIX B: DEATH BENEFIT EXAMPLES.....................................................     43
APPENDIX C: REPRESENTATIVE STATED AMOUNTS..............................................     45

                           GLOSSARY OF SPECIAL TERMS

--------------------------------------------------------------------------------


The following terms are used throughout the Prospectus, and have the indicated meanings:



ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the investment options.



AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.



BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.



CASH SURRENDER VALUE -- the Cash Value less any Loan Account Value and surrender charges.



CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.



COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.



COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.



DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.



DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.



GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.



INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.



INSURED -- the person on whose life the Policy is issued.



INVESTMENT OPTIONS -- the open-end management investment companies or portfolios thereof to which you may allocate premiums under Separate Account Two.



ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.



LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit a fixed rate of interest.



LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.



MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.



MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.



MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deductions for premium tax and deferred acquisition charge ("DAC") taxes, any administrative charge and any charge for supplemental benefits.



POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).


POLICY MONTH -- monthly periods computed from the Policy Date.


POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.



POLICY YEARS -- annual periods computed from the Policy Date.



SEPARATE ACCOUNT TWO -- The Travelers Variable Life Insurance Separate Account Two, a separate account established by The Travelers Life and Annuity Company, a portion of which is designated to fund Portfolio Architect life insurance policies. The Separate Account consists of segments that correspond to each Investment Option.



STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.


VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                       PORTFOLIO ARCHITECT LIFE INSURANCE
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

INTRODUCTION

The Policy described in this Prospectus is an individual variable life insurance contract which provides for Cash Value to be allocated to one or more of the available Investment Options available under Separate Account Two. The Policy is credited with Accumulation Units of the applicable Investment Options.

The Policy has a death benefit, cash surrender value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount due. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")

WHAT TYPES OF INVESTMENT OPTIONS ARE AVAILABLE UNDER THE POLICY?

The Travelers Variable Life Insurance Separate Account Two ("Separate Account Two"), a registered unit investment trust separate account was established by The Travelers Life and Annuity Company (the "Company"), to fund the Policy. A Policy Owner may allocate Cash Value among one or more of the following investment options ("Investment Options"):


Alliance Growth Portfolio
Putnam Diversified Income Portfolio
MFS Total Return Portfolio
Federated Stock Portfolio
Federated High Yield Portfolio
Large Cap Portfolio
Equity Income Portfolio
Lazard International Stock Portfolio
Travelers Quality Bond Portfolio
MFS Emerging Growth Portfolio
Mid Cap Disciplined Equity Portfolio
Zero Coupon Bond Fund Portfolio 1998
Zero Coupon Bond Fund Portfolio 2000
Zero Coupon Bond Fund Portfolio 2005
Cash Income Trust
Capital Appreciation Fund (Janus subadviser)


Additional Portfolios may be added from time to time.

Further information regarding the investment objectives for each Investment Option (including the investment manager) is contained under "The Investment Options" Section. Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.

WHAT ARE THE REQUIRED AND PERMISSIBLE PREMIUM PAYMENTS?


The minimum Initial Premium is $10,000. Although the Policy can operate as a single premium policy, additional payments may be made under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") For a more detailed discussion concerning modified endowment status as well as the procedures we will use to test for such status, please see "Modified Endowment Contract." No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law. (We will test any payment received to ensure the Policy's continued status as life insurance.)

The Initial Premium purchases a Death Benefit initially equal to the Policy's Stated Amount (if Option 1 is selected), or to the Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age and sex of the Insured (as permitted by state law). Generally, the same Initial Premium will purchase a slightly higher stated amount for a female Insured than for a male Insured of the same age. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.

HOW WILL PREMIUM PAYMENTS BE ALLOCATED?

During the Right to Cancel Period (as described below), the Initial Premium will be allocated to the Cash Income Trust, a money market portfolio. After the expiration of the Right to Cancel Period, the values in the Cash Income Trust will be allocated to the Investment Options selected on the Policy Application (or according to your most recent instructions), and the Policy will be credited with the applicable Accumulation Units. (See "Allocation of Premium Payments.")

AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION OF MY CASH VALUE?

As long as the Policy remains in force, you may transfer all or a portion of your Policy's Cash Value (not including the Loan Account Value) among any of the Investment Options. Currently, transfers may be made at any time without charge. You may request a reallocation of your investment either through written request, or by telephone in accordance with the Company's telephone transfer procedures. (See "Transfers of Cash Value.")

You may also request that the Company establish automated transfers of Cash Values from any Investment Option to any other Investment Option through written request in good order or other method acceptable to the Company. The minimum automated transfer amount is $100 per month. (See "Automated Transfers.")

DOES THIS POLICY HAVE A RIGHT TO CANCEL PERIOD?

You have a limited right to return the Policy for cancellation and receive a full refund. You must return the Policy, by mail or hand delivery, to the Company or to the agent who sold the Policy during the Right to Cancel Period, which ends 10 days after the Policy has been delivered to you, 45 days after completion of the application, or 10 days after the Notice of Right to Cancel has been mailed or delivered to you, whichever is latest. Within seven (7) days following our receipt of your request for a refund, we will refund to you the greater of (1) any premium paid, or (2) the Cash Value of the Policy on the date we receive the returned policy, plus any charges and expenses which may have been deducted, less any Loan Account Value. (See "Right to Cancel Period.")

WHAT TYPES OF CHARGES ARE DEDUCTED UNDER THE POLICY?

MONTHLY DEDUCTION AMOUNT. Beginning on the Policy Date, the Company will make monthly deductions from the Policy's Cash Value on a pro rata basis from amounts allocated to the Investment Options. The Deduction Amount may vary from month to month and includes the cost of insurance charges, the deduction for premium tax and Deferred Acquisition Cost (DAC) charges, any administrative charge and any charges for certain supplemental benefits. For Policies with an initial premium of less than $25,000, a monthly charge of $5.00 will apply for the life of the Policy. (See "Monthly Deduction Amount.")

CHARGES AGAINST THE INVESTMENT OPTIONS UNDER SEPARATE ACCOUNT TWO. In order to cover the Company's assumption of mortality and expense risks under the Policy, the Company assesses a daily charge against the assets of each of the Investment Options on a pro rata basis at an annual rate of 0.90% of such assets. This rate will be reduced to 0.75% for the current Policy Year if the Average Net Growth Rate of the investment options which you have selected under your Policy was 6.5% or greater for the previous Policy Year. This determination will be made annually on the Policy Anniversary Date.

The Company also assesses a daily charge against the amounts allocated to the Investment Options at an annual rate of 0.40% to cover administrative expenses assumed by the Company. This administrative expense charge does not exceed the expected cost of administrative services provided by the Company under the Policy and the Company does not expect to make a profit from the application of this charge. (See "Charges Against the Investment Options of Separate Account Two.")

SUMMARY OF ASSET BASED POLICY CHARGES (ASSUMING A SINGLE PREMIUM PAYMENT):


                          STATE PREMIUM           MORTALITY &
      POLICY                 AND DAC                EXPENSE            ADMINISTRATIVE
       YEARS               TAX CHARGES            RISK CHARGE              CHARGE*                 TOTAL
       1-10                   .35%                   .90%                   .40%                  1.65%*
        11+                    N/A                   .90%                   .40%                  1.30%*


SUMMARY OF ASSET BASED POLICY CHARGES IF THE AVERAGE NET GROWTH RATE IS 6.5% OR MORE (ASSUMING A SINGLE PREMIUM PAYMENT):


                          STATE PREMIUM           MORTALITY &
      POLICY                 AND DAC                EXPENSE            ADMINISTRATIVE
       YEARS               TAX CHARGES            RISK CHARGE              CHARGE*                 TOTAL
       2-10                   .35%                   .75%                   .40%                  1.50%*
        11+                    N/A                   .75%                   .40%                  1.15%*


* Additionally a $5.00 per month administrative charge will apply if the initial premium is less than $25,000.

SURRENDER CHARGES. A percent of premium surrender charge will be assessed upon a full surrender of the Policy during the first nine policy years after a Premium Payment is received by the Company. For the first two years following a Premium Payment, the surrender charge will be 7.5% of such Premium Payment. Thereafter, the charge will decline in years three (3) through nine (9), respectively, as follows: 7%, 7%, 6.5%, 6%, 5%, 4% and 3%. The surrender charge will be 0% starting in the tenth year following a Premium Payment. Partial surrenders will also be subject to a surrender charge, except that after the first Policy Year the Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value as of the beginning of the current Policy Year. For partial surrenders in excess of the free withdrawal amount, a charge equal to a percentage of the amount surrendered, not to exceed the charge that would apply to a full surrender, will apply. (See "Surrender Charges.")

TRANSFER CHARGES. The Company reserves the right to charge up to $10 for each transfer in excess of four (4) per Policy Year, and reserves the right to assess a processing fee for the Automated Transfer (Dollar Cost Averaging) service.

INVESTMENT OPTION EXPENSES

Separate Account Two purchases shares of the Investment Options at net asset value. This net asset value reflects the deduction of investment advisory fees and other fees as follows:

FUNDING OPTION EXPENSES

(as a percentage of average daily net assets of the Funding Option)


                                                                         OTHER
                                                                       EXPENSES             TOTAL
                                                                    ---------------    ANNUAL FUNDING
                PORTFOLIO NAME                                                         OPTION EXPENSES
-----------------------------------------------                     (AFTER EXPENSES    ---------------
                                                    MANAGEMENT      ARE REIMBURSED)
                                                       FEE
                                                 ----------------
                                                 (AS A PERCENTAGE
                                                    OF ASSETS)
Capital Appreciation Fund                              0.75%             0.08%(2)           0.83%
------------------------------------------------------------------------------------------------------
Cash Income Trust                                      0.32%             0.46%(1)(2)        0.78%
------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                              0.80%             0.07%(4)           0.87%
------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                             0.80%             0.11%(2)           0.91%
------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                    0.75%             0.21%(2)           0.96%
------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                       0.32%             0.43%(2)(3)        0.75%
------------------------------------------------------------------------------------------------------
Lazard International Stock Portfolio                   0.83%             0.42%(2)(3)        1.25%
------------------------------------------------------------------------------------------------------
MFS Emerging Growth Portfolio                          0.75%             0.20%(2)(3)        0.95%
------------------------------------------------------------------------------------------------------
Federated Stock Portfolio                              0.63%             0.32%(2)(3)        0.95%
------------------------------------------------------------------------------------------------------
Federated High Yield Portfolio                         0.65%             0.30%(2)(3)        0.95%
------------------------------------------------------------------------------------------------------
Large Cap Portfolio (Sub-Adv. Fidelity)                0.75%             0.20%(2)(4)        0.95%
------------------------------------------------------------------------------------------------------
Equity Income Portfolio (Sub-Adv. Fidelity)            0.75%             0.20%(2)(4)        0.95%
------------------------------------------------------------------------------------------------------
Mid Cap Disciplined Equity Fund                        0.70%             0.25%(2)(5)        0.95%
------------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 1998)          0.10%             0.05%(6)           0.15%
------------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2000)          0.10%             0.05%(6)           0.15%
------------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio (Series 2005)          0.10%             0.05%(6)           0.15%


NOTES:

1 Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.60%. This 0.60% cap became effective during 1996 and was applied prospectively. Without such arrangements, Other Expenses would have been 1.71% for Cash Income Trust.

2 Includes a Sub-Administrator Charge of 0.06%.

3 The Company has waived all of its fees for the period ended December 31, 1996.
  In addition, the Company has agreed to reimburse the Portfolios' expenses for the same period. Without such arrangements, Other Expenses for the The Travelers Series Trust Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, and Federated Stock Portfolios would have been 1.76%, 2.87%, 2.09%, 2.19%, and 3.03% respectively.

4 Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, Other Expenses for the Travelers Series Trust Large Cap Portfolio and Equity Income Portfolios would have been 1.55%.

5 Other Expenses for the Mid Cap Disciplined Equity Fund are based on estimated expenses for 1996 since the portfolio has no investment history. They also take into account the current expense reimbursement arrangement with the Company in which The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%.

6 Other Expenses for the Zero Coupon Bond Fund Portfolios takes into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse each Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.15%. Without such arrangements Other Expenses for the Series 1998, 2000 and 2005 portfolios would have been 6.51%, 6.51% and 6.48%, respectively.

WHAT IS THE DEATH BENEFIT UNDER THE POLICY?


The Policy provides for a death benefit upon the death of the Insured. You may choose one of two options to be used for the calculation of the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy or the Minimum Amount Insured. Under Option 2 (the Variable Option), the Death Benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or the Minimum Amount Insured. Under both options, the Death Benefit will be reduced by any applicable Loan Account Value, unpaid Monthly Deduction Amount, and any amount payable to an assignee pursuant to a collateral assignment of the Policy. You may change the Death Benefit option or the Stated Amount subject to certain conditions. (See "Death Benefit.")


MAY I TAKE A POLICY LOAN AGAINST THE CASH VALUE OF MY POLICY?

You may request a Policy Loan in an amount not to exceed 90% of the Policy's Cash Value minus surrender penalties (determined at the time the Company receives the written loan request). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan amount. The Company will charge interest on the outstanding amounts of the loan. Such interest must be paid in advance by the Policy Owner.

The amount of any loan will be transferred on a pro rata basis from each of the Investment Options (unless the Owner states otherwise in writing) to the Loan Account, which is part of the Company's general account. The Loan Account is credited with a fixed annual rate of interest set forth in the Policy. The Loan Account Value does not vary with the performance of the Investment Options; therefore, the Policy's Death Benefit and Cash Value will be permanently affected by a loan. Additionally, any outstanding Loan Account Value will be subtracted from any Death Benefit or surrender proceeds payable under the Policy. Subject to state law, no loan requests may be made for amounts of less than $500. Policy loans may have federal income tax consequences, especially when the contract is a Modified Endowment Contract. (See "Policy Loans" and "Federal Tax Considerations.")

WHAT ARE THE CONDITIONS UNDER WHICH MY POLICY MIGHT LAPSE?

If the Cash Surrender Value of a Policy on any Deduction Date is insufficient to cover the Monthly Deduction Amount due, the Company will send you a written notice of the required premium. If the required premium is not paid within 31 days after notice is sent, the Policy may lapse. In addition, outstanding loans decrease the Cash Surrender Value and could, therefore, cause the Policy to lapse. (See "Policy Loans" and "Policy Lapse and Reinstatement.") If a Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Federal Tax Considerations.")

ARE THERE ANY OTHER POLICY PROVISIONS THAT I SHOULD KNOW ABOUT?

SURRENDERS AND PARTIAL WITHDRAWALS. The Policy may be surrendered at any time for its Cash Surrender Value. In addition, subject to surrender charges, partial withdrawals may be made. Surrenders or partial withdrawals made within nine years of a premium payment may be subject to a surrender charge. (See "Policy Surrenders and Cash Surrender Value.")

RIGHT TO EXCHANGE THE POLICY. Once the Policy is in effect, you may exchange it at any time during the first two Policy Years for a fixed fund universal life insurance policy issued by the Company (or one of its affiliates, if allowed) on the life of the Insured without submitting proof of insurability. (See "Exchange Rights.")

PAYMENT OF POLICY BENEFITS. The Policy's Cash Value or full or partial surrender and the death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. (See "Payment Options.")

SPECIAL TAX CONSIDERATIONS. The Company believes that a Policy issued on a standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a substandard basis, there is insufficient guidance to determine if such a Policy would satisfy the
Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under such a Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy.")


In almost all cases, the Policy will be a modified endowment contract ("MEC"). If a Policy is a MEC, certain distributions made during an Insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the Policy, are taxable to you on an income-first basis. A 10% penalty tax may be imposed on income distributed before you attain age 59 1/2. Policies that are not MECs receive preferential tax treatment with respect to certain distributions. For a discussion of the tax issues associated with this Policy, see "Federal Tax Considerations."

WRITTEN REQUESTS

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to the Company.


                             THE INSURANCE COMPANY

--------------------------------------------------------------------------------

The Travelers Life and Annuity Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a nonparticipating basis, and acts as the depositor for Separate Account Two. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Separate Account Two may not be transferred without notice to and consent of Policy Owners.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law and regulations governing insurance companies. It is regulated and supervised by the Connecticut Insurance Commissioner ("Commissioner"). An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts, as well as to various federal and state securities laws and regulations.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT TWO

The Company established the Separate Account Two on October 16, 1996 pursuant to the insurance laws of the state of Connecticut. Separate Account Two is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Separate Account Two meets the definition of a separate account under the federal securities laws. Registration of Separate Account Two with the SEC does not involve supervision by the SEC of the management or investment policies of Separate Account Two. It was established to accept premiums paid by policy holders of the Contract. Subject to Policy Owner approval and applicable law, the Company reserves the right to end Separate Account Two's registration under the 1940 Act.

Additionally, the operations of Separate Account Two are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Connecticut law provides that the assets of Separate Account Two will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus and other policies that may be funded through the Portfolio Architect segment of Separate Account Two. The Policies provide that the assets of Separate Account Two are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments and Cash Value to one or more of the available Investment Options. The investments of each option are subject to the risks of changing economic conditions and the ability of each Investment Option's investment manager or subadviser to anticipate such changes. There is no assurance that the Investment Options will achieve their stated objectives. Since there are varying degrees of risk inherent in each option, please read carefully the complete risk disclosure in each Portfolio's prospectus before investing.


The Investment Options and their investment objectives are as follows:



                                                                                     INVESTMENT
     INVESTMENT OPTION                    INVESTMENT OBJECTIVE                   ADVISER/SUBADVISER
----------------------------  --------------------------------------------  ----------------------------
Cash Income Trust             Seeks to provide high current income while    The Travelers Asset
                              emphasizing preservation of capital and       Management International
                              maintaining a high degree of liquidity by     Corporation (TAMIC)
                              investing in short-term money market
                              securities deemed to present minimal credit
                              risks. Allocations to this portfolio are
                              neither insured nor guaranteed by the U.S.
                              Government.
Capital Appreciation Fund     Seeks growth of capital through the use of    TAMIC
                              common stocks. Income is not an objective.    Subadviser: Janus Capital
                              The Fund invests principally in common        Corporation
                              stocks of small to large companies which are
                              expected to experience wide fluctuations in
                              price in both rising and declining markets.
TRAVELERS SERIES FUND INC.:
Alliance Growth Portfolio     Seeks long-term growth of capital by          Smith Barney Mutual Funds
                              investing predominantly in equity securities  Management Inc. ("SBMFM")
                              of companies with a favorable outlook for     Subadviser: Alliance Capital
                              earnings and whose rate of growth is          Management L.P.
                              expected to exceed that of the U.S. economy
                              over time. Current income is only an
                              incidental consideration.

                                                                                     INVESTMENT
     INVESTMENT OPTION                    INVESTMENT OBJECTIVE                   ADVISER/SUBADVISER
----------------------------  --------------------------------------------  ----------------------------
Putnam Diversified Income     Seeks high current income consistent with     SBMFM Subadviser: Putnam
Portfolio                     preservation of capital. The Portfolio will   Investment Management, Inc.
                              allocate its investments among the U.S.
                              Government Sector, the High Yield Sector,
                              and the International Sector of the fixed
                              income securities markets.
MFS Total Return Portfolio    Seeks above-average income (compared to a     SBMFM Subadviser:
(a balanced portfolio)        portfolio entirely invested in equity         Massachusetts Financial
                              securities) consistent with the prudent       Services Company
                              employment of capital. While current income
                              is the primary objective, the Portfolio
                              believes that there should also be a
                              reasonable opportunity for growth of capital
                              and income since many securities offering a
                              better than average yield may also possess
                              growth potential. Thus, in selecting
                              securities for its portfolio, the Portfolio
                              considers each of these objectives.
                              Generally, at least 40% of the Portfolio's
                              assets will be invested in equity
                              securities.
TRAVELERS SERIES TRUST:
Travelers Quality Bond        Seeks current income, moderate capital        TAMIC
Portfolio                     volatility and total return. While there are
                              no specific criteria regarding quality of
                              ratings of the investments, it is
                              anticipated that they will be of investment
                              grade or its equivalent.
Lazard International Stock    Seeks capital appreciation through investing  TAMIC
Portfolio                     primarily in the equity securities of         Subadviser: Lazard Asset
                              non-United States companies.                  Management
MFS Emerging Growth           Seeks to provide long-term growth of          TAMIC
Portfolio                     capital. Dividend and interest income from    Subadviser: Massachusetts
                              portfolio securities, if any, is incidental.  Financial Series Company
Federated Stock Portfolio     Seeks to provide growth of income and         TAMIC
                              capital by investing principally in a         Subadviser: Federated
                              professionally managed and diversified        Investment Counseling, Inc.
                              portfolio of common stock of high-quality
                              companies. These companies are generally
                              leaders in their industries and are
                              characterized by sound management and the
                              ability to finance expected growth.
Federated High Yield          Seeks to provide high current income by       TAMIC
Portfolio                     investing principally in a professionally     Subadviser: Federated
                              managed, diversified portfolio of             Investment Counseling, Inc.
                              fixed-income securities. Some of the
                              fixed-income securities are high risk
                              investments.
Large Cap Portfolio           Seeks long-term growth of capital by          TAMIC
                              investing primarily in equity securities of   Subadviser: Fidelity
                              companies with large market capitalizations.  Management & Research
                              Normally, at least 65% of the portfolio's     Company
                              assets will be invested in these securities.
Equity Income Portfolio       Seeks reasonable income by investing          TAMIC
                              primarily in income-producing equity          Subadviser: Fidelity
                              securities. Normally, at least 65% of the     Management & Research
                              portfolio's assets will be invested in these  Company
                              securities.
Mid Cap Disciplined Equity    Seeks growth of capital by investing          TAMIC
Fund                          primarily in a broadly diversified portfolio  Subadviser: Travelers
                              of common stocks.                             Investment Management
                                                                            Company

                                                                                     INVESTMENT
     INVESTMENT OPTION                    INVESTMENT OBJECTIVE                   ADVISER/SUBADVISER
----------------------------  --------------------------------------------  ----------------------------
Travelers Zero Coupon Bond    Seeks as high an investment return as is      TAMIC
Fund Portfolios (three        consistent with the preservation of capital
Portfolios: Series 1998,      investing in primarily zero coupon
2000, 2005)                   securities that pay cash income but are
                              acquired by the Portfolios at substantial
                              discounts from their values at maturity. The
                              Zero Coupon Bond Fund Portfolios may not be
                              appropriate for Policy Owners who do not
                              plan to have their premiums invested in
                              shares of the Portfolios for the long term
                              or until maturity.



SUBSTITUTIONS AND ADDITIONS


If any of the Investment Options become unavailable for allocating purchase payments, or if, in our judgment further investment in an Investment Option becomes inappropriate for the purposes of the Policy, we may substitute another registered, open-end management investment company. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. No such substitution will be made without notice to Contract Owners, state approval if applicable, and without prior approval of the SEC, to the extent required by the 1940 Act, or other applicable law. Additional Investment Options may also be added at our discretion.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may be disadvantageous for both variable annuity accounts and variable life accounts, or for variable accounts of different insurance companies, to invest simultaneously in the same portfolios (called "mixed" and "shared" funding). Currently neither the insurance companies nor the portfolios foresee any such disadvantages to the companies or to variable contract owners. Each portfolio's board of trustees, directors or managers intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

                                   THE POLICY
--------------------------------------------------------------------------------

The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general policy description contained in this Prospectus because of requirements of the state where your Policy is issued. Any such differences will be described in your Policy.

THE POLICY APPLICATION

Individuals wishing to purchase a Policy must submit an application to the Company. The initial premium must be at least $10,000. You may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount.") No change in the terms or conditions of the Policy will be made without your consent.

ELIGIBLE PURCHASERS

A person can purchase a Policy to insure the life of another person provided that the Policy Owner has an insurable interest in the life of the Insured, and the Insured consents to the purchase. In most states, any person between the ages of 16 and 80 is eligible to be insured subject to the submission of a Policy Application to the Company. In some states, the maximum issue age may be lower. Insurance coverage under a Policy will begin only after the applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the Initial Premium. Acceptance of an application is subject to the Company's underwriting rules.

The Company reserves the right to reject an application for any lawful reason, provided that such rejection is made in a manner consistent with that with which similarly situated risks are treated and provided that unfair discrimination is avoided.

The Company assigns Insureds to risk classes which determine the current cost of insurance rates used in calculating the cost of insurance charge under the Policy. Policies are issued in either the standard non-smoker or smoker risk class. To the extent permitted by state law, Policies may also be issued on the basis of the sex of the Insured. Policies may also be issued on Insureds in a sub-standard underwriting class. (For a discussion of the effect of risk class on the cost of insurance charge, see "Cost of Insurance Charge.")

PAYMENTS MADE UNDER THE POLICY

INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $10,000. Additional Premium Payments may be made under the Policy, as described below.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix C.

ADDITIONAL PREMIUM PAYMENTS. Although the Policy can operate as a single premium policy, additional Premium Payments may be made under certain circumstances, provided there are no outstanding loans. If there are any outstanding loans, any payment received by the Company will be considered repayment of that debt. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. Increases in Stated Amount -- Subject to applicable underwriting guidelines, you may request an increase in Stated Amount at any time (prior to the Insured's attaining age 80). If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment that the Company permits in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. To Prevent Lapse -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount due on that day, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the Notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Policy Lapse and Reinstatement.")

     3. At Your Discretion -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Internal Revenue Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

ALLOCATION OF PREMIUM PAYMENTS


You specify on the Policy Application how the Initial Premium will be allocated among the Investment Options of Separate Account Two. You may allocate premium to one or more Investment Options, provided that such allocation is made in whole percentages of at least 5%.


Regardless of the allocation made in the application, during the period between premium receipt and policy issuance (the "Underwriting Period"), the Initial Premium will be held by the Company in a general suspense account established for such purposes. At the time a Policy is issued, the Initial Premium attributable to such Policy will be credited with interest comparable to the effective yield during the Underwriting Period of the Cash Income Trust (e.g., as if the Policy had been issued and the premium allocated to the Cash Income Trust on the date the premium was received in good order by the Company), which amount will become the initial Cash Value of the Policy. The Cash Value will then be allocated to the Cash Income Trust until the expiration of the Right to Cancel Period. At the end of the Right to Cancel Period, the Cash Value in the Cash Income Trust will be allocated (in whole percentages of 5% or more) among the Investment Options designated on the Policy Application. The number of Accumulation Units to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the amount of Premium Payment applied to each Investment Option by the Accumulation Unit Value of that Investment Option, as computed on the next Valuation Date following receipt of the payment.

You may change the allocation of Cash Value or any Additional Premiums received on or after the expiration of the Right to Cancel Period among any of the Investment Options then available under the Policy. (See "Transfers of Cash Value.") You should periodically review the allocation of Cash Value in light of market conditions and overall financial planning requirements to ensure that such allocation continues to be consistent with your investment objectives.

RIGHT TO CANCEL PERIOD

A Policy may be returned to the Company for cancellation by mailing or delivering it to the Company or to the agent who sold the Policy within the latest of (1) 10 days after delivery of the Policy to you, (2) 45 days of completion of the policy application, or (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to you (or later, if state law requires).

Within seven days following the Company's receipt of your request for a refund, the Company will refund the greater of (1) any premium paid, or (2) the Cash Value of the Policy on the date we receive the returned policy. For options (1) and (2), the amounts will be increased by any charges or expenses which may have been deducted and will be decreased by any Loan Account Value. After the Policy is returned, it will be considered as if it were never in effect.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

MONTHLY DEDUCTION AMOUNT

The Company will deduct a Monthly Deduction Amount from the Policy's Cash Value attributable to the Investment Options to cover certain charges and expenses incurred in connection with the

Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount may vary from month to month.

The following is a summary of monthly charges and expenses which make up the Monthly Deduction Amount.

     COST OF INSURANCE CHARGE

     The cost of insurance charge is to cover the Company's expected mortality cost for basic insurance coverage, not including supplemental benefit provisions. The cost of insurance charge is deducted monthly, and is equal to the difference between the Death Benefit payable under the Policy (discounted at the rate set forth in the Policy) and the Cash Value of the Policy (each determined on the Deduction Date) (the "Coverage Amount"), multiplied by a monthly "cost of insurance rate," i.e., a monthly rate charged for each dollar of insurance coverage. The cost of insurance rate varies annually and is based on the attained age, sex (where permitted by state law) and risk class of the Insured.

     The cost of insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 Tables"). Substandard risks will have monthly deductions based on cost of insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, the Company reserves the right to use rates lower than those shown in the Policy. Any changes in the cost of insurance rates will be made uniformly for all Insureds in the same class.

     Because the Cash Value and, under certain conditions, the Death Benefit of a Policy may vary from month to month, the cost of insurance charge may also vary on each Deduction Date. In addition, you should note that the cost of insurance charge is based on the difference between the Death Benefit payable under the Policy and the Cash Value of the Policy. An increase in the Cash Value or a decrease in the Death Benefit would result in a smaller cost of insurance charge assuming that everything else remains the same; while a decrease in the Cash Value or an increase in the Death Benefit would result in a larger cost of insurance charge.

     Changes in the Policy's Death Benefit option and in the Stated Amount will affect how the cost of insurance charge is calculated. See "Changes in Death Benefit Option" and "Changes in Stated Amount" for a discussion of the effect of changes in the Stated Amount on the cost of insurance.

     STATE PREMIUM TAX CHARGES AND DAC TAX CHARGES

     Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of .20% per year will apply.

     Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed in your jurisdiction. In addition, a DAC (deferred acquisition cost) tax of 0.15% annually will apply for the first ten years after each premium payment.


     A monthly total of 0.0291667% will be deducted from the Policy's Cash Value on each Deduction Date (0.0166667% for the premium tax, and 0.0125% for the DAC tax). If no additional Premium Payments are made during the first ten Policy Years, no deductions for the premium and DAC tax charges will be made after Policy Year 10.

     If an additional Premium Payment is made during the first ten Policy Years, then after Policy Year 10, the Company will deduct a total tax charge of 0.0291667% of the portion of the Cash Value attributable to the additional Premium Payment. The portion of the Cash Value attributable to the additional Premium Payment is calculated by dividing (a) by (b), where (a) is the amount of the additional Premium Payment, and (b) is the Policy's Cash Value immediately after receipt of the additional Premium Payment. In calculating the charges described above, the Company will use this ratio to determine the portion of Cash Value in the Separate Account attributable to that payment until an additional Premium Payment is made.

CHARGES AGAINST THE INVESTMENT OPTIONS OF SEPARATE ACCOUNT TWO

     MORTALITY AND EXPENSE RISK CHARGE

     A mortality and expense risk charge of 0.90% on a current basis annually is deducted from amounts allocated to each Investment Option. The charge is deducted daily and equals 0.002466% for each day in the Valuation Period. The annual rate of the mortality and expense risk charge will be reduced to 0.75% for the current Policy Year if the Average Net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made annually.


     The mortality risk assumed is that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than estimated and, therefore, will exceed the administrative expense charge imposed by the Policy. The Company reserves the right to adjust this charge, although it guarantees that the adjusted charge will not exceed 0.90%.


     ADMINISTRATIVE EXPENSE CHARGES

     A charge will be deducted from amounts allocated to each Investment Option to compensate the Company for certain administrative expenses incurred in connection with the Policy. The charge will be deducted daily and equals 0.001096% for each day in a Valuation Period. The annual rate of this charge is 0.40%. Additionally, for policies with an initial premium of less than $25,000, a monthly fee of $5 will apply for the life of the policy.

     The administrative expense charges will compensate the Company for the issuance, underwriting, processing, start-up and ongoing administrative expenses of the Policy and the Separate Account. These expenses include the cost of processing applications; conducting medical examinations; determining insurability; establishing and maintaining policy and Separate Account records; processing death benefit claims, surrenders, transfers, policy loans and changes; and reporting and overhead costs. The Company has set this charge at a level which is intended to recover no more than the actual expected costs of the administrative services to be provided while the Policies are in force, and it does not expect to make a profit from the application of such administrative charges.

     INCOME TAXES

     Although the Company does not currently incur any charge for income taxes as a result of the operations of the Investment Options, the Company reserves the right to assess a charge for such taxes if it determines that such taxes will be incurred. (See "Federal Tax Considerations.")

                           INVESTMENT OPTION EXPENSES
--------------------------------------------------------------------------------


Separate Account Two purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses applicable to each of the Investment Options appear in the Prospectus Summary and are fully described in the individual Investment Option prospectuses.


                               SURRENDER CHARGES
--------------------------------------------------------------------------------

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Policy Surrenders and cash Surrender Value.") Surrenders charges are determined as follows:

 LENGTH OF TIME AFTER            FROM FULL SURRENDERS            FROM PARTIAL SURRENDERS
    PREMIUM PAYMENT                 (% OF PREMIUM)              (% OF AMOUNT SURRENDERED)
-----------------------------------------------------------------------------------------
       1-2 years                          7.5%                             7.5%
          3-4                               7%                               7%
           5                              6.5%                             6.5%
           6                                6%                               6%
           7                                5%                               5%
           8                                4%                               4%
           9                                3%                               3%
Year 10 and Thereafter                      0%                               0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, in most states surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

                                TRANSFER CHARGE

--------------------------------------------------------------------------------

Although there are currently no charges for transfers among the investment alternatives provided under this Policy, the Company reserves the right to limit the number of free transfers to no more than four in any Policy Year, and to charge up to $10 for any transfer request in excess of four in any Policy Year. The Company also reserves the right to assess a processing fee for the Automated Transfer (Dollar Cost Averaging) service. (See "Transfers of Cash Value.")

                      REDUCTION OR ELIMINATION OF CHARGES
--------------------------------------------------------------------------------

The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time, or where policies are sold on a discretionary group basis. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group. The Company makes any reductions according to rules in effect when an application for a Policy or additional Premium Payment is approved. While it may change these rules from time to time, the Company will attempt not to discriminate unfairly against any person.

                       VALUATION OF THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

HOW THE CASH VALUE VARIES

The Policy's Cash Value is determined daily. A Policy's Cash Value is not guaranteed, and will vary to reflect a number of factors, including Premium Payments made, partial withdrawals, loans, charges assessed in connection with the Policy, and the investment experience of each Investment Option to which Cash Value is allocated. The Policy's total Cash Value on a Valuation Date equals the Accumulation Unit Value(s) times the number of Accumulation Units for each applicable Investment Option, plus the Loan Account Value, on that date.

Separate Account Two purchases the shares of each Investment Option at net asset value (i.e., without a sales charge). All dividends and capital gains distributions received from an Investment Option are reinvested by Separate Account Two in that Fund's shares at net asset value and will increase the associated Accumulation Unit Value. Investment Option shares will be redeemed by Separate Account Two at their net asset value to the extent necessary to make payments under the Policy.

All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, policy loans, and the determination of the number of Accumulation Units to be credited to a Policy), will be determined as of the Valuation Date on which the Company receives the Policy Owner's written request for a transaction under the Policy, or on which the Company is assessing charges under the Policy.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The Cash Value is related to the rate of return of the Investment Option(s) to which Premium Payments made under the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy for each Investment Option by the corresponding Accumulation Unit Value, then adding the result for each Investment Option credited to the Policy, and adding any value of the Loan Account.

ACCUMULATION UNIT VALUE

The value of an Accumulation Unit for each Investment Option of Separate Account Two (the "Accumulation Unit Value") is established on each Valuation Date. For each Investment Option, the Accumulation Unit Value for a Valuation Period is determined by multiplying the Accumulation Unit Value on the preceding Valuation Period by the Net Investment Factor for the Investment Option during the subsequent Valuation Period.

The Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units credited to your Policy will not change as a result of the investment experience of the Investment Options. The Accumulation Unit Value of the Investment Options reflects the reinvestment of any dividends or capital gains distributions declared by the Investment Option.

NET INVESTMENT FACTOR

The value of an Accumulation Unit for each subsequent Valuation Period fluctuates based upon the net rate of return for that period. The Company determines the net rate of return for each Investment Option at the end of each Valuation Period. The net rate of return reflects the investment performance of the Investment Option for the Valuation Period and is net of the charges to Separate Account Two described above.

VALUATION PERIODS AND VALUATION DATES

A Valuation Period is the period commencing at the close of business of the New York Stock Exchange on any Valuation Date and ending at the close of business on the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for trading.


                            TRANSFERS OF CASH VALUE

--------------------------------------------------------------------------------

As long as the Policy remains in effect, the Policy Owner may transfer all or a portion of the Cash Value (less the Loan Account) among any of the Investment Option(s) then available. Although there are currently no charges, penalties or restrictions on the amount or frequency of free transfers between the Investment Options, the Company reserves the right to limit the number of free transfers to no more than four in any Policy Year, and to charge an administrative fee (not to exceed $10) for any transfer request in excess of four per Policy Year.

Some Investment Options have higher investment advisory fees and/or other expenses than others; therefore, a transfer from one Investment Option to another could result in a Policy becoming subject to higher or lower fees and expenses. A transfer between Investment Options has no other effect on the amount or timing of any of the other charges under the Policy.

The number of Accumulation Units credited to the Investment Options involved in the transfer will be determined by dividing the amount transferred from or to that Investment Option by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Values will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS

You may request a transfer of Cash Value either in writing or by telephone. The telephone transfer privilege is available automatically; no special election is necessary for a Policy Owner to elect this option. All transfers must be in accordance with the terms of the Policy. Transfer instructions are currently accepted on each Valuation Date between 9:00 a.m. and 4:00 p.m., Eastern time, by calling 1-800-334-4298. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and will promptly notify the caller. The Company will make reasonable efforts to make certain that telephone transfer requests are genuine. These measures may include taping telephone requests and/or requiring the use of a personal identification number. If it fails to take such measures, the Company may be liable for losses resulting from fraudulent transfer requests.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING)

You may establish automated transfers of Cash Value on a monthly basis from any Investment Option to any other Investment Option through a written request or other method acceptable to the Company. You must have a minimum Cash Value of $5,000 allocated to the Investment Option(s) from which the transfers are to be made in order to enroll in the Dollar Cost Averaging Program. The minimum automated transfer amount is $100 per month. Such transfers will be effected on a certain date each month, as specified by the Policy Owner at the time of election.

You may start or stop participation in the Dollar Cost Averaging Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify automated transfers at any time and to assess a processing fee for this service.

Before transferring any part of the Cash Value, Policy Owners should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. A potential investor should consider his or her financial ability to continue purchases through periods of low price levels.


                                 DEATH BENEFIT

--------------------------------------------------------------------------------

As long as the Policy remains in force, the Policy provides a Death Benefit upon the death of the Insured. The death benefit proceeds will be paid to a named Beneficiary. The amount of the death benefit proceeds will be determined on the date on which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under any optional payment plan.

Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. To the extent permitted by state law, the amount of Death Benefit actually paid to the Policy beneficiary may be adjusted to reflect any policy loan, suicide by the Insured within two years after the Issue Date of the Policy, any material misstatements in the policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.") In addition, if the Insured dies during the Grace Period, the Death Benefit actually paid to the Policy Owner's beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid, and by the amount of any outstanding Policy Loan. (See "Policy Surrenders and Cash Surrender Value" for the effects of partial cash surrenders on Death Benefits.)

The Policy provides for two Death Benefit options. Under Option 1 (the Level Option), the Death Benefit will be equal to the Policy's Stated Amount or, if greater, a specified multiple of Cash Value determined as of the date of the Insured's death (the "Minimum Amount Insured"). Under Option 2 (the Variable Option), the Death Benefit will be equal to the Policy's Stated Amount plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance contract under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined daily. The percentages, which differ according to the attained age of the Insured, may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount

Insured decrease after the Insured is age 40. The following is a schedule of the applicable percentages:

------------------------------------------------
                                      % SHALL
                                    DECREASE BY
                                     A RATABLE
                                    PORTION FOR
                                     EACH FULL
         ATTAINED AGE                  YEAR:
-------------------------------     ------------
MORE THAN     BUT NOT MORE THAN     FROM     TO
------------------------------------------------
0                     40            250      250
40                    45            250      215
45                    50            215      185
50                    55            185      150
55                    60            150      130
60                    65            130      120
65                    70            120      115
70                    75            115      105
75                    90            105      105
90                    95            105      100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. (See Appendix B for examples demonstrating the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Options of the Policy.)

CHANGES IN DEATH BENEFIT OPTION


The Company will change your Death Benefit Option at any time prior to the Insured's death, upon receipt in good order of a written request to do so, and, if required, acceptable evidence of insurability. There is no direct tax consequence of changing a Death Benefit option, except as described under "Modified Endowment Contracts". However, the change could affect future values of the Coverage Amount, and with some Variable Option to Level Option changes involving substantially funded policies, there may be a cash distribution which is included in the gross income of the Policy Owner. Additionally, the cost of insurance charge, which is based on the Coverage Amount, may be different in the future. A change from the Level Option to the Variable Option will not be permitted if the change would result in a Stated Amount of less than the minimum amount of $10,000. (See "Changes in Stated Amount" below.) Contact your registered representative for more information.


CHANGES IN STATED AMOUNT

A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased. A minimum premium payment of $1,000 is required for any increase and the Company will require satisfactory evidence of insurability. An increase may only be requested prior to the earlier of the Policy anniversary in the year in which the Insured attains age 81 and the date of the Insured's death. The effective date of any increase will be as shown on the new Policy Summary Page which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Policy Owner.

There is no additional charge for a decrease in Stated Amount. However, the Stated Amount after any decrease may not be less than $10,000. A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner. (See "Federal Tax Considerations.")

For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

MATURITY AND MATURITY EXTENSION BENEFITS

If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 100), the Company will pay the Policy Owner the Cash Value of the Policy as of the Maturity Date, less any Loan Account Value, amounts payable to an assignee under a collateral assignment of the Policy, and any Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.

Where permitted by state law, the Policy provides for a Maturity Extension Benefit which effectively allows the Policy Owner to request that coverage be extended beyond the Maturity Date. Such request may only be made during the twelve months following the Policy anniversary for the year in which the Insured attains age 99. If the Maturity Extension Benefit is elected, any past due Monthly Deduction Amounts must first be paid in order for the benefit to become effective on the Maturity Date. After the Company receives a request for the Maturity Extension Benefit, the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner surrenders the Policy for its Cash Surrender Value. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value and any amounts payable to an assignee under a collateral assignment of the Policy. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, the Monthly Deduction Amount will no longer be charged against the Cash Value, and additional premiums will not be accepted.

Any loan outstanding need not be extinguished as of the Maturity Date. The loan may be continued into the maturity extension period. New loans may also be initiated during the maturity extension period. Restrictions on loans prior to the Maturity Date of the Policy are still valid.

The Company intends that the Policy and the Maturity Extension Benefit be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Code, or other equivalent section of the Code. Please note, however, that the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

POLICY LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. 30 days after such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 31 days, the Policy will lapse. The Policy will continue through the Grace Period, but if the required payment is not received, the Policy will terminate without value at the end of the Grace Period. If the Insured dies during the Grace Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any Loan Account Balance. (See "Death Benefit.") If the Policy is surrendered during the Grace Period, the Policy's Cash Surrender Value will be reduced by the Monthly Deduction Amount due. (See "Policy Surrenders and Cash Surrender Value.")

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (five years for policies issued in Missouri and North

Carolina) provided that (1) the Policy was not surrendered for cash; (2) satisfactory evidence of insurability is provided; (3) all Monthly Deduction Amounts past due are paid, subject to state law; (4) premium at least equal to three Monthly Deduction Amounts is paid, subject to state law; and (5) all Loan Account Value is repaid or restored. The Cash Value of the Policy upon reinstatement will be equal to the amount provided by the premium paid.

The tax consequences of a lapse may not be reversible by a reinstatement. Policy Owners should also refer to "Risks Associated with Loans Taken Against a Variable Life Insurance Policy.") to consider the effects of loans on their Policy.

LAPSE PROTECTION GUARANTEE RIDER

A Policy Owner may add a Lapse Protection Guarantee Rider. This rider will prevent a policy from lapsing if the Policy's Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due. The guarantee will be in effect only if Premium Payments less amounts surrendered and outstanding loans is greater than or equal to the initial Premium Payment plus any premiums paid for increases in Stated Amount. The premium requirement will increase in connection with an increase in Stated Amount. This rider is available only with Death Benefit 1, for standard risks, and only at issue. A charge equal to 0.0041667% of the Policy's Cash Value will be deducted on each Deduction Date to pay for the cost of this benefit.


EXCHANGE RIGHTS


Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a fixed fund universal life insurance policy issued by the Company (or an affiliated company, if allowed) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Coverage Amount as the former Policy had at the time of the exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two policies.

                   POLICY SURRENDERS AND CASH SURRENDER VALUE
--------------------------------------------------------------------------------

RIGHT TO SURRENDER

At any time during the lifetime of the Insured and while the Policy is in force, the Policy Owner may make a written request for a full or partial surrender of the Policy, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable). In the case of full surrenders, the Policy should be returned to the Company. The amount available upon surrender is the Cash Surrender Value (i.e., the Cash Value of the Policy determined as of the Valuation Date on which the Company receives the Policy Owner's written request, less any outstanding policy loan, and less any applicable Surrender Charges). (See "Surrender Charges.")

Upon full or partial surrender, the Company will generally pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later.

FULL SURRENDERS

If the Policy is fully surrendered, the Policy will terminate on the surrender effective date . The Policy must be returned to the Company along with a written release and surrender of all claims under the Policy in a form satisfactory to the Company. The Policy Owner may elect to have the surrender amount paid in a lump sum or under a payment option.

PARTIAL SURRENDERS

The Company will permit partial surrenders of the Cash Value in the Policy at any time during the lifetime of the Insured and while the Policy is in effect. A partial surrender reduces the Policy's Cash Value by the amount of the partial surrender requested, plus the amount of the surrender charge imposed in connection with the partial surrender. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy and may reduce the Stated Amount. The Company may require return of the Policy to record such reduction. After a partial surrender, the remaining Stated Amount must not be less than $10,000. Partial surrenders will not be permitted if they would cause the Policy to fail to qualify as "life insurance" under applicable federal income tax laws. Reductions in Stated Amount will be processed as described under "Changes in Stated Amount."

                                  POLICY LOANS
--------------------------------------------------------------------------------

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value minus surrender charges (determined on the day on which the Company receives the written loan request). The Company generally will make the loan to the Policy Owner within seven days after receipt of the written request. No loan requests may be made for amounts of less than $500 (subject to state law). If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from the Investment Options (unless the Policy Owner states otherwise) to another temporary account (the "Loan Account").

The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner at the beginning of each Policy Year. Interest not paid when due will be capitalized, and an amount equal to such interest will be transferred to the Loan Account pro rata from the Investment Options. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 2% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and up to 2% net cost on earnings (we currently charge 0% net cost on earnings).

For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans will be taken from earnings first, and then from principal. Loans taken against earnings will be charged an interest rate of 5.65% during the first ten Policy Years, and currently 3.85% (5.65% maximum) for Policy Year 11 and thereafter. Loans taken against principal will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options.

While the Insured is living and the Policy is in effect, loans may be repaid. Loan repayments will be first applied to that portion of the loan comprised of principal. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options. The amount of the repayment will be transferred from the Loan Account and will be allocated among the Investment Options in proportion to the outstanding loan amount associated with each Investment Option.

RISKS ASSOCIATED WITH LOANS TAKEN AGAINST A VARIABLE LIFE INSURANCE POLICY

An outstanding loan amount decreases the Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Policy Lapse and Reinstatement."). For example, if a Policy has a Cash Surrender Value of $100,000, the Policy Owner may take a loan of 90% or $90,000, leaving a new Cash Surrender Value of $10,000 In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in force. Any payment received while there is an outstanding loan on the Policy will be considered a loan repayment rather than an additional Premium Payment. A loan outstanding at the end of the Grace Period cannot be repaid unless the Policy is reinstated. Loans from a modified endowment contract are treated as distributions to the Policy Owner (see "Federal Tax Considerations, Tax Treatment of Policy Benefits -- Modified Endowment Contracts.")

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

Proceeds payable upon the death of the Insured or upon surrender of the Policy, and the benefits payable upon maturity, may be paid in a lump sum, or in whole or in part under any of the payment options available under the Policy. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options or Trusts. Once in effect, some of the payment options may not provide any surrender rights.

The following payment options are available under the Policy:

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD

OPTION 3 -- AMOUNTS HELD AT INTEREST

OPTION 4 -- MONTHLY LIFE INCOME

OPTION 5 -- JOINT AND SURVIVOR LEVEL AMOUNT MONTHLY LIFE INCOME

OPTION 6 -- JOINT AND SURVIVOR MONTHLY LIFE INCOME -- TWO-THIRDS TO SURVIVOR

OPTION 7 -- JOINT AND LAST SURVIVOR MONTHLY LIFE INCOME -- MONTHLY PAYMENT REDUCES ON DEATH OF FIRST PERSON NAMED

OPTION 8 -- OTHER OPTIONS

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

VOTING RIGHTS

VOTING RIGHTS OF THE INVESTMENT OPTIONS. In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners having a voting interest in Separate Account Two. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.

The voting interests of the Policy Owner in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARD OF VOTING INSTRUCTIONS. When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Separate Account Two or one of the Investment Options, or to approve or disapprove an investment advisory contract of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. Should the Company disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

REPORTS TO POLICY OWNERS

The Company will maintain all records relating to Separate Account Two and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each Premium Payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

Each Policy Owner will also receive semiannual and annual reports containing financial statements for each of the Investment Options in which premium payments are allocated at the time of the report.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period will be measured from the date of reinstatement (subject to state regulation). Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state regulation).

In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less the amount of any partial surrender and the amount of any Loan Account Value. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age in the Policy Application, benefits payable will be adjusted to what the Policy would have purchased at the correct age or sex based on the most recent cost of insurance charge. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Options' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

BENEFICIARY

The Applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime, and while the Policy is in force, by sending a written request to the Company. Any change will be effective from the date the written request was signed. The Company has no responsibility for payments made or actions taken prior to receipt of the written request. If no beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

The rights of any collateral assignee may affect the interest of the Beneficiary.

ASSIGNMENT

The Policy Owner is specified in the Policy Application. The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment, and is not responsible for determining the validity of any assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Policy.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.


                            TAX STATUS OF THE POLICY

--------------------------------------------------------------------------------

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. Separate Account Two, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not treated as the owners of the separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of Separate Account Two. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of Separate Account Two.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS
--------------------------------------------------------------------------------

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

                           THE COMPANY'S INCOME TAXES
--------------------------------------------------------------------------------

The Company currently makes no charge to Separate Account Two for any federal, state or local taxes that it incurs that may be attributable to Separate Account Two or to the Policies. The Company reserves the right, however, to make a charge for any tax or other economic burden responsibility from the application of tax laws that it determines to be properly attributable to Separate Account Two or to the Policies.


                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

--------------------------------------------------------------------------------


The assets of Separate Account Two are held by the Company and are kept physically segregated and held separate and apart from the Company's general account. Premium payments allocated under the Portfolio Architect Life Insurance policies are held in a segment of Separate Account Two. The Company maintains records of all of Separate Account Two's purchases and redemptions of shares of the Investment Options.



                           DISTRIBUTION OF THE POLICY

--------------------------------------------------------------------------------


The Company intends to sell the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.



Policies may be purchased from agents who are licensed by state insurance authorities to sell variable life insurance policies issued by the Company, and who are also registered representatives of Tower Square Securities Inc. ("Tower Square") or of broker-dealers who have entered into Selling Agreements with Tower Square. Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable life insurance policies described herein. Tower Square is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to an Underwriting Agreement to which Separate Account Two, the Company, and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Policies. It is anticipated that an affiliated broker-dealer will become the principal underwriter during 1997.



Agents will be compensated for sales of the Policies on a commission and service fee basis. The maximum sales commissions to be paid under the Policy will be 8.20% of premiums. In addition, certain production, persistency and managerial bonuses may be paid.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.


                            DIRECTOR
    NAME AND POSITION        SINCE                        PRINCIPAL BUSINESS
-------------------------   --------    -------------------------------------------------------
Jay S. Benet.............     1996      Senior Vice President since February 1994 and Vice
Director                                President (1990-1994) of The Travelers Insurance
                                        Company; Partner (1986-1990) of Coopers & Lybrand.
Ian R. Stuart............     1996      Senior Vice President since November, 1996; Chief
Director                                Financial Officer; Chief Accounting Officer and
                                        Controller since March 1996, Vice President --
                                        (1991-1996) of The Travelers Life and Annuity Company.
Katherine M. Sullivan....     1996      Senior Vice President and General Counsel since May
Director                                1996 of The Travelers Insurance Company; Senior Vice
                                        President and General Counsel (1994-1996) Connecticut
                                        Mutual; Special Counsel & Chief of Staff (1988-1994)
                                        Aetna Life & Casualty.
George C. Kokulis........     1996      Senior Vice President since September 1995, Vice
Director                                President (1993-1995) of The Travelers Insurance
                                        Company.
Michael A. Carpenter.....     1995      Chairman since June 1996 and President and Chief
Director                                Executive Officer since June 1995 of The Travelers
                                        Insurance Company; Executive Vice President of
                                        Travelers Group Inc. since January 1995; Chairman,
                                        President and Chief Executive Officer (1989-1994),
                                        Kidder Peabody Group Inc.
Robert I. Lipp...........     1992      Chairman, President and Chief Executive Officer since
Director                                April 1996 of Traveler Property Casualty Corp.; Chief
                                        Executive Officer and Director since December 1993 of
                                        The Travelers Insurance Group Inc.; Vice Chairman and
                                        Director of Travelers Group Inc. since 1991; Chairman
                                        and Chief Executive Officer of Commercial Credit
                                        Company (1991-1993); Executive Vice President
                                        (1986-1991), Primerica Corporation.
Marc P. Weill............     1994      Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers
                                        Insurance Group Inc.; Senior Vice President and Chief
                                        Investment Officer of Travelers Group Inc. since 1992;
                                        Vice President (1990-1992), Primerica Corporation; Vice
                                        President (1989-1990), Smith Barney Inc.

           SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                             NAME                                 POSITION WITH INSURANCE COMPANY
---------------------------------------------------------------   -------------------------------
Stuart Baritz..................................................   Senior Vice President
Elizabeth C. Georgakopoulos....................................   Senior Vice President
Barry Jacobson.................................................   Senior Vice President
Russell H. Johnson.............................................   Senior Vice President
Warren H. May..................................................   Senior Vice President
Christine M. Modie.............................................   Senior Vice President
David A. Tyson.................................................   Senior Vice President
F. Denney Voss.................................................   Senior Vice President

Information relating to the management of the Investment Options is contained in the Investment Option prospectuses.


                         LEGAL PROCEEDINGS AND OPINION

--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Policy, Separate Account Two or any of the Investment Options.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Separate Account Two, the Company and the Policy.

                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Separate Account Two. The services to be provided to Separate Account Two will include primarily the audit of Separate Account Two's financial statements. Separate Account Two had no assets as of the effective date of this prospectus.

The financial statements of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Company contained herein (see page F-1) should be considered only as bearing upon the Company's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of Separate Account Two or its Investment Options.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.


Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.0291667% for the first ten years following the Initial Premium (.0166667% for premium tax and .0125% for DAC tax). In addition, a monthly maintenance fee of $5.00 is charged for contracts with an initial premium of less than $25,000.



The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and .78% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations uses an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1996 and assumes that no Policy Loans are outstanding. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.08% and 3.92%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.92% in the first Policy Year, and 10.07% thereafter. The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.


As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Separate Account Two, since the Company is not currently deducting such charges from Separate Account Two. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Upon request, the Company will provide a comparable personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES


Male, Issue Age 45                              Face Amount: $38,792
Non-Smoker                                      Single Premium: $10,000

                                                                                                             CASH SURRENDER
                                       DEATH BENEFIT*                          CASH VALUE*                       VALUE*
                              ---------------------------------     ---------------------------------     --------------------
          TOTAL PREMIUMS         0%          6%          12%           0%          6%          12%           0%          6%
YEAR     WITH 5% INTEREST     (-2.08%)     (3.92%)     (9.92%)#     (-2.06%)     (3.92%)     (9.92%)#     (-2.08%)     (3.92%)
------------------------------------------------------------------------------------------------------------------------------
  1           10,500           38,791      38,791       38,791        9,563      10,156       10,749        8,813       9,406
  2           11,025           38,791      38,791       38,791        9,124      10,307       11,578        8,374       9,557
  3           11,576           38,791      38,791       38,791        8,681      10,453       12,481        7,981       9,753
  4           12,155           38,791      38,791       38,791        8,233      10,591       13,464        7,533       9,891
  5           12,763           38,791      38,791       38,791        7,778      10,722       14,536        7,128      10,072
  6           13,401           38,791      38,791       38,791        7,314      10,842       15,706        6,714      10,242
  7           14,071           38,791      38,791       38,791        6,839      10,950       16,984        6,339      10,450
  8           14,775           38,791      38,791       38,791        6,349      11,042       18,380        5,949      10,642
  9           15,513           38,791      38,791       38,791        5,841      11,115       19,908        5,541      10,815
 10           16,289           38,791      38,791       38,791        5,312      11,167       21,582        5,312      11,167
 15           20,789           38,791      38,791       44,763        2,304      11,216       33,405        2,304      11,216
 20           26,533                0      38,791       63,694            0      10,119       52,209            0      10,119


        12%
YEAR  (9.92%)#
----
  1     9,999
  2    10,828
  3    11,781
  4    12,764
  5    13,886
  6    15,106
  7    16,484
  8    17,980
  9    19,608
 10    21,582
 15    33,405
 20    52,209

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.


   # 9.92% is increased to 10.07% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
   * Net Interest Rates are shown in parenthesis.

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES


Male, Issue Age 45                              Face Amount: $38,792
Non-Smoker                                      Single Premium: $10,000

                                                                                                             CASH SURRENDER
                                       DEATH BENEFIT*                          CASH VALUE*                       VALUE*
                              ---------------------------------     ---------------------------------     --------------------
          TOTAL PREMIUMS         0%          6%          12%           0%          6%          12%           0%          6%
YEAR     WITH 5% INTEREST     (-2.08%)     (3.92%)     (9.92%)#     (-2.08%)     (3.92%)     (9.92%)#     (-2.08%)     (3.92%)
------------------------------------------------------------------------------------------------------------------------------
  1           10,500           38,791      38,791       38,791        9,616      10,210       10,804        8,866       9,460
  2           11,025           38,791      38,791       38,791        9,234      10,422       11,697        8,484       9,672
  3           11,576           38,791      38,791       38,791        8,852      10,634       12,672        8,152       9,934
  4           12,155           38,791      38,791       38,791        8,470      10,847       13,739        7,770      10,147
  5           12,763           38,791      38,791       38,791        8,087      11,060       14,905        7,437      10,410
  6           13,401           38,791      38,791       38,791        7,702      11,272       16,180        7,102      10,672
  7           14,071           38,791      38,791       38,791        7,312      11,481       17,577        6,812      10,981
  8           14,775           38,791      38,791       38,791        6,917      11,688       19,106        6,517      11,288
  9           15,513           38,791      38,791       38,791        6,517      11,891       20,785        6,217      11,591
 10           16,289           38,791      38,791       38,791        6,107      12,089       22,626        6,107      12,089
 15           20,789           38,791      38,791       47,667        4,018      13,255       35,573        4,018      13,255
 20           26,533           38,791      38,791       68,652        1,389      14,185       56,272        1,389      14,185


        12%
YEAR  (9.92%)#
----
  1    10,054
  2    10,947
  3    11,972
  4    13,039
  5    14,255
  6    15,580
  7    17,077
  8    18,706
  9    20,485
 10    22,626
 15    35,573
 20    56,272

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.


   # 9.92% is increased to 10.07% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
   * Net Interest Rates are shown in parenthesis.

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES


Male, Issue Age 45                              Face Amount: $38,792
Non-Smoker                                      Single Premium: $10,000

                                                                                                             CASH SURRENDER
                                       DEATH BENEFIT*                          CASH VALUE*                       VALUE*
                              ---------------------------------     ---------------------------------     --------------------
          TOTAL PREMIUMS         0%          6%          12%           0%          6%          12%           0%          6%
YEAR     WITH 5% INTEREST     (-2.08%)     (3.92%)     (9.92%)#     (-2.08%)     (3.92%)     (9.92%)#     (-2.08%)     (3.92%)
------------------------------------------------------------------------------------------------------------------------------
  1           10,500           48,308      48,898       49,489        9,517      10,107       10,698        8,767       9,357
  2           11,025           47,823      48,995       50,253        9,032      10,204       11,462        8,282       9,454
  3           11,576           47,333      49,078       51,074        8,542      10,287       12,283        7,842       9,587
  4           12,155           46,839      49,146       51,957        8,048      10,355       13,166        7,348       9,655
  5           12,763           46,337      49,198       52,906        7,546      10,407       14,115        6,896       9,757
  6           13,401           45,827      49,230       53,924        7,036      10,439       15,133        6,436       9,839
  7           14,071           45,305      49,239       55,015        6,514      10,448       16,224        6,014       9,948
  8           14,775           44,769      49,219       56,183        5,978      10,428       17,392        5,578      10,028
  9           15,513           44,215      49,168       57,432        5,424      10,377       18,641        5,124      10,077
 10           16,289           43,640      49,079       58,765        4,849      10,288       19,974        4,849      10,288
 15           20,789           40,444      48,130       67,442        1,653       9,339       28,651        1,653       9,339
 20           26,533                0      45,428       79,673            0       6,637       40,882            0       6,637


        12%
YEAR  (9.92%)#
----
  1     9,948
  2    10,712
  3    11,583
  4    12,466
  5    13,465
  6    14,533
  7    15,724
  8    16,992
  9    18,341
 10    19,974
 15    28,651
 20    40,882

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.


   # 9.92% is increased to 10.07% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
   * Net Interest Rates are shown in parenthesis.

                              PORTFOLIO ARCHITECT
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES


Male, Issue Age 45                              Face Amount: $38,792
Non-Smoker                                      Single Premium: $10,000

                                                                                                             CASH SURRENDER
                                       DEATH BENEFIT*                          CASH VALUE*                       VALUE*
                              ---------------------------------     ---------------------------------     --------------------
          TOTAL PREMIUMS         0%          6%          12%           0%          6%          12%           0%          6%
YEAR     WITH 5% INTEREST     (-2.08%)     (3.92%)     (9.92%)#     (-2.08%)     (3.92%)     (9.92%)#     (-2.08%)     (3.92%)
------------------------------------------------------------------------------------------------------------------------------
  1           10,500           48,379      48,971       49,564        9,588      10,180       10,773        8,838       9,430
  2           11,025           47,968      49,149       50,417        9,177      10,358       11,626        8,427       9,608
  3           11,576           47,558      49,323       51,342        8,767      10,532       12,551        8,067       9,832
  4           12,155           47,146      49,492       52,346        8,355      10,701       13,555        7,655      10,001
  5           12,763           46,734      49,656       53,435        7,943      10,865       14,644        7,293      10,215
  6           13,401           46,319      49,812       54,616        7,528      11,021       15,825        6,928      10,421
  7           14,071           45,899      49,959       55,895        7,108      11,168       17,104        6,608      10,668
  8           14,775           45,473      50,094       57,281        6,682      11,303       18,490        6,282      10,903
  9           15,513           45,042      50,218       58,785        6,251      11,427       19,994        5,951      11,127
 10           16,289           44,601      50,325       60,413        5,810      11,534       21,622        5,810      11,534
 15           20,789           42,364      50,855       71,507        3,573      12,064       32,716        3,573      12,064
 20           26,533           39,638      50,679       88,487          847      11,888       49,696          847      11,888


        12%
YEAR  (9.92%)#
----
  1    10,023
  2    10,876
  3    11,851
  4    12,855
  5    13,994
  6    15,225
  7    16,604
  8    18,090
  9    19,694
 10    21,622
 15    32,716
 20    49,696

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representations can be made that these rates of return can be achieved for any one year or sustained over a period of time.


   # 9.92% is increased to 10.07% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.
   * Net Interest Rates are shown in parenthesis.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time, Separate Account Two Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account Two invests in Investment Options that were in existence prior to the date on which they became available under the Policy. Average annual rates of return for periods prior to the availability of the Separate Account are calculated by adjusting the actual returns of the Investment Options to reflect the contract charges shown below.



The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges and Deductions assessed under the Policy and how these charges affect Cash Values and Death Benefits, see the Illustrations.


                 AVERAGE RATES OF RETURN (SINCE INCEPTION) FOR
                        PERIODS ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL    INCEPTION
                        INVESTMENT OPTION                            RATE OF RETURN      DATE
------------------------------------------------------------------------------------------------
Federated High Yield Bond Portfolio...............................         7.13%         7/31/96
Cash Income Trust.................................................         3.93%         10/1/81
Travelers Quality Bond Portfolio..................................         3.10%         7/31/96
Large Cap Portfolio...............................................        12.80%         7/31/96
Equity Income Portfolio...........................................        11.20%         7/31/96
Lazard International Stock Portfolio..............................         7.22%         7/31/96
MFS Emerging Growth Portfolio.....................................         5.53%         7/31/96
Capital Appreciation Fund (Janus subadviser)......................         8.36%            5/83
Federated Stock Portfolio.........................................        12.11%         7/31/96
Alliance Growth Portfolio.........................................        25.50%         6/20/94
Putnam Diversified Income Portfolio...............................         9.11%         6/20/94
MFS Total Return Portfolio........................................        13.27%         6/20/94
Zero Coupon Bond Fund Portfolio 1998..............................         3.91%        10/11/95
Zero Coupon Bond Fund Portfolio 2000..............................         3.60%        10/11/95
Zero Coupon Bond Fund Portfolio 2005..............................         4.29%        10/11/95
Mid Cap Disciplined Equity Fund...................................          N/A          1/15/97

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges, deduction for premium and DAC tax and a monthly administrative charge of $5.00 for contracts with initial premium of less than $25,000) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates increase each year as the Insured becomes a year older.

Male, Age 35, Non-Smoker                                       Face Amount: $60,051
$10,000 Single Premium                                         Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 10%*      Current Charges

--------------------------------------------------------------------------------------------------------------
                                                         MONTHLY DEDUCTION AMOUNTS:
           CUMULATIVE     SURRENDER CHARGE AS     -----------------------------------------     ADMINISTRATIVE
 YEAR       PREMIUMS        % OF CUM PREM.        COST OF INSURANCE CHARGES     PREMIUM TAX         CHARGE
--------------------------------------------------------------------------------------------------------------
1           $ 10,000              7.5%                       75.60                 35.95             60.00
2           $ 10,000              7.5%                       78.46                 38.19             60.00
3           $ 10,000              7.0%                       81.82                 40.62             60.00
5           $ 10,000              6.5%                       89.68                 46.01             60.00
10          $ 10,000                0%                      113.50                 63.22             60.00

* Hypothetical investment results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                             DEATH BENEFIT EXAMPLES
--------------------------------------------------------------------------------


The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the Level and Variable Death Benefit Options available under the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (in accordance with the table on page 22 of this Prospectus), no outstanding policy loans and a Stated Amount of $25,000.


                        OPTION 1 -- LEVEL DEATH BENEFIT
--------------------------------------------------------------------------------

Under a "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $25,000. Since the Policy is designed to qualify as a life insurance contract, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $8,000, the Minimum Amount Insured would be $20,000 ($8,000 X 250%). If the Death Benefit in the Policy is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($20,000), then the Death Benefit would be $25,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 X 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($25,000) or the Minimum Amount Insured ($100,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $44,000, the Minimum Amount Insured would be $106,920 ($44,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The Death Benefit would be equal to $106,920 which is the greater of the Stated Amount ($25,000) and the Minimum Amount Insured ($106,920).

EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds to the extent the Minimum Amount Insured exceeds the Stated Amount. Consequently, if the 41-year old Insured has a Cash Value equal to $35,000 instead of $44,000, the Death Benefit would be $85,050 ($35,000 X 243%).

                       OPTION 2 -- VARIABLE DEATH BENEFIT
--------------------------------------------------------------------------------

Under a "Variable" Death Benefit, the Death Benefit under the Policy will vary with the investment experience of the Investment Option(s) to which Premium Payments are allocated under the Policy. The Variable Death Benefit will generally be equal to the Stated Amount ($25,000) plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). The Death Benefit ($35,000) would be equal to the Stated Amount ($25,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 X 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($25,000 + $60,000 = $85,000).

EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Policy equals $65,000, the Minimum Amount Insured would be $157,950 ($65,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The resulting Death Benefit under the Policy would be equal to $157,950 because the Minimum Amount Insured ($157,950) is greater than the Stated Amount plus the Cash Value ($25,000 + $65,000 = $90,000).

As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding policy loan, Deduction Amount due but unpaid, and any amount payable pursuant to a collateral assignment of the Policy. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1, the Death Benefit equals the Stated Amount and will vary only when the Minimum Amount Insured exceeds the Stated Amount of the Policy. Under Option 2, the Death Benefit equals the greater of the Stated Amount plus the Cash Value, and the Minimum Amount Insured.

                                   APPENDIX C
                         REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).


                MALE                                     FEMALE
-------------------------------------     -------------------------------------
AGE      SP FAC      AGE      SP FAC      AGE      SP FAC      AGE      SP FAC
---     --------     ---     --------     ---     --------     ---     --------
16      14.42657     49       3.56731     16      18.84367     49       4.43733
17      13.90681     50       3.42307     17      18.07521     50       4.25702
18      13.41778     51       3.28603     18      17.33770     51       4.08507
19      12.94991     52       3.15604     19      16.62776     52       3.92112
20      12.49633     53       3.03288     20      15.94413     53       3.76500
21      12.05158     54       2.91638     21      15.28347     54       3.61635
22      11.61198     55       2.80620     22      14.64415     55       3.47460
23      11.17593     56       2.70193     23      14.02554     56       3.33918
24      10.74357     57       2.60315     24      13.42830     57       3.20946
25      10.31512     58       2.50941     25      12.85188     58       3.08480
26       9.89207     59       2.42037     26      12.29573     59       2.96483
27       9.47687     60       2.33580     27      11.75996     60       2.84944
28       9.07148     61       2.25553     28      11.24451     61       2.73873
29       8.67750     62       2.17946     29      10.74918     62       2.63297
30       8.29613     63       2.10753     30      10.27378     63       2.53247
31       7.92840     64       2.03963     31       9.81788     64       2.43736
32       7.57481     65       1.97559     32       9.38049     65       2.34746
33       7.23553     66       1.91515     33       8.96090     66       2.26235
34       6.91081     67       1.85800     34       8.55929     67       2.18153
35       6.60043     68       1.80387     35       8.17540     68       2.10443
36       6.30432     69       1.75250     36       7.80902     69       2.03065
37       6.02231     70       1.70379     37       7.46056     70       1.96007
38       5.75413     71       1.65772     38       7.12963     71       1.89279
39       5.49939     72       1.61434     39       6.81591     72       1.82902
40       5.25756     73       1.57373     40       6.51888     73       1.76900
41       5.02826     74       1.53589     41       6.23774     74       1.71287
42       4.81076     75       1.50071     42       5.97155     75       1.66054
43       4.60439     76       1.46798     43       5.71895     76       1.61181
44       4.40855     77       1.43743     44       5.47878     77       1.56633
45       4.22268     78       1.40871     45       5.25023     78       1.52374
46       4.04620     79       1.38157     46       5.03246     79       1.48372
47       3.87847     80       1.35584     47       4.82467     80       1.44610
48       3.71898                          48       4.62641